SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): June 28, 2001


                           VARI-L COMPANY, INC.
          (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                            4895 Peoria Street
                          Denver, Colorado 80239
                 (Address of Principal Executive Offices)


                              (303) 371-1560
                      (Registrant's Telephone Number,
                           including Area Code)


ITEM 5.  OTHER EVENTS

     Vari-L Company, Inc., the Registrant, issued a press release on July 2, 2001 relating to a new credit facility with Wells Fargo Business Credit, Inc. which is attached as Exhibit 99.1 to this report and incorporated herein by reference. Also attached as Exhibits 99.2 and 99.3 to this report are the Credit and Security Agreement and Patent and Trademark Security Agreement with Wells Fargo Business Credit, Inc. which are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     None

  (b)     None

  (c)     Exhibits

          99.1      Press Release dated July 2, 2001
          99.2      Credit and Security Agreement with Wells
                    Fargo Business Credit, Inc. dated June 28, 2001
          99.3      Patent and Trademark Security Agreement with
                    Wells Fargo Business Credit, Inc. dated June 28, 2001


Date:  July 10, 2001               VARI-L COMPANY, INC.



                                   By:/s/Charles R. Bland
                                      Charles R. Bland
                                      President and
                                      Chief Executive Officer